UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 18, 2005

Jo-Ann Stores, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-06695	34-0720629
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 Darrow Rd., Hudson, Ohio		44236
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(330) 656-2600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 18, 2005, the Compensation Committee of the Board of Directors (the "Committee") of Jo-Ann Stores, Inc. (the "Company") approved a retention program which provided a guaranteed cash retention payment, in lieu of a bonus opportunity under the Jo-Ann Stores Management Incentive Plan, and awarded restricted stock and stock options under the Jo-Ann Stores 1998 Incentive Compensation Plan (the "1998 Plan") to David Holmberg, Executive Vice President, Store Operations, and other key management employees of the Company.

The Committee established guaranteed retention payouts to be paid 50% in May 2006 and the remaining 50% to be paid in November 2006.

Under the 1998 Plan, Mr. Holmberg received awards of restricted stock and stock options in the amounts set forth below. The restricted stock awards will vest 50% on March 1, 2007 and 50% on March 1, 2008, while the stock option awards will vest 50% on March 1, 2009 and 50% on March 1, 2010. The restricted stock and stock options will be forfeited if Mr. Holmberg ceases to be employed by the Company. A form of the restricted stock award agreement is attached hereto as Exhibit 10.1 and a form of the notice of grant of non-qualified stock option is attached hereto as Exhibit 10.2.

Executive Officer: David Holmberg
Guaranteed Retention Payout: $230,000
Restricted Stock Award: 25,000 Shares
Stock Option Award: 50,000 Shares

In addition to the retention program approved by the Committee on November 18, 2005, the Company and Mr. Holmberg entered into a letter agreement on November 23, 2005 regarding Mr. Holmberg's employment with the Company. Under the terms of that letter agreement:

• If Mr. Holmberg elects to terminate his employment with the Company during the period from the sixth through the twelfth month anniversaries following the start date of the new President, then the Company would pay him a lump sum payment equal to 24 months of his base salary, contingent upon the delivery of a non-compete and non-solicitation agreement by Mr. Holmberg.

• If the Company elects to terminate Mr. Holmberg's employment during the 24-month period following the start date of the new President, the Company would pay him a lump sum payment equal to 24 months of his base salary and the guaranteed retention payout of $230,000, described above.

• If Mr. Holmberg ceases to be an employee of the Company, his benefits, other than long-term disability, and car allowance would continue for a maximum of 24 months and the Company would provide him with outplacement assistance.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 Form of Restricted Stock Award Agreement
Exhibit 10.2 Form of Notice of Grant of Non-Qualified Stock Option

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jo-Ann Stores, Inc.

November 23, 2005	By:	/s/ Alan Rosskamm

Name: Alan Rosskamm
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement
10.2	Form of Notice of Grant of Non-Qualified Stock Option